                                                                 Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 1 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d- 1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated:   July 30, 1998

                                          COOPER RIVER PROPERTIES, L.L.C.

                                          By:  /s/ JEFFREY P. COHEN
                                              --------------------------------
                                              Jeffrey P. Cohen
                                              Manager

                                          INSIGNIA PROPERTIES, L.P.

                                          By: Insignia Properties Trust,
                                              its General Partner

                                          By:  /s/ JEFFREY P. COHEN
                                              --------------------------------
                                              Jeffrey P. Cohen
                                              Senior Vice President

                                          INSIGNIA PROPERTIES TRUST

                                          By:  /s/ JEFFREY P. COHEN
                                              --------------------------------
                                              Jeffrey P. Cohen
                                              Senior Vice President

                                          INSIGNIA FINANCIAL GROUP, INC.

                                          By:  /s/ FRANK M. GARRISON
                                              --------------------------------
                                              Frank M. Garrison
                                              Executive Managing Director

                                           /s/ ANDREW L. FARKAS
                                          --------------------------------
                                          ANDREW L. FARKAS